SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                   May 4, 1999
                                ----------------
                                (Date of Report)



                            SILVERADO GOLD MINES LTD.
               ------------------------------------------------------
               (Exact Name of Registrant as specified in its charter)



                            British Columbia, Canada
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



                                     0-12132
                            ------------------------
                            (Commission File Number)

                                   98-0045034
                           --------------------------
                           (IRS Employer I.D. Number)




                       Suite 505, 1111 West Georgia Street
                   Vancouver, British Columbia, Canada V6E 4M3
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (604) 689-1535
               ---------------------------------------------------
               (Registrant's telephone number including area code)

Item 9. Sales of Equity Securities Pursuant to Regulation S
-----------------------------------------------------------

     On May 3, 1999 the Company authorized the exercising of 800,000 warrants convertible into 800,000 shares at an exercise price of U.S.$0.07 per share to one offshore investor pursuant to Regulation S.




Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 4th day of May, 1999.

                                              SILVERADO GOLD MINES LTD.


                                              /s/ G. L. Anselmo
                                              -----------------
                                              G. L. ANSELMO
                                              President, Chief Executive Officer